Filed in the Office of Secretary of State State Of Nevada Business Number C30388-2003 Filing Number 20090227652-85 Filed On 03/09/2009 Number of Pages 5

Filed in the Office of Secretary of State State Of Nevada Business Number C30388-2003 Filing Number 20080512013-82 Filed On 07/31/2008 Number of Pages 8

1. Entity information: Name of entity as on file with the Nevada Secretary of State:  TROIKA MEDIA GROUP, INC. Entity or Nevada Business Identification Number (NVID):  NV20031537499 2. Registered Agent for Service  of Process: (check only one box) 2a. Certificate of Acceptance of Appointment of Registered Agent: Commercial Registered   Agent (name only below) Noncommercial Registered  Agent (name and address below) Office or position with Entity  (title and address below) INCORP SERVICES, INC. Name of Registered Agent  OR Title of Office or Position with Entity  3773 HOWARD HUGHES PKWY STE 500S   Las Vegas   Nevada 89169  Street Address   City     Zip Code          Nevada    Mailing Address (If different from street address)   City     Zip Code (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)      I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is      unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form. X            Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity   Date   3. Date When Revival is to Commence:   Date when revival of charter is to commence or be effective, which may be before the date of   the certificate:      4. Duration of Revival: (A date is required for entities under NRS 88)   Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which    the revival is to continue. Limited Partnership under NRS 88 must indicate a date.   The corporation's existence shall be: PERPETUAL or    5.Current List :  Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners,Trustee or Subscribers Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee CORPORATION, INDICATE THE DIRECTOR, OR EQUIVALENT OF: Title:  DIRECTOR Name  THOMAS OCHOCKI Country  USA Address  101 S. LA BREA AVE City  LOS ANGELES State  CA Zip/Postal Code  90036 CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title:  SECRETARY Name  MICHAEL TENORE Country  USA Address  20 ELM STREET City  NORWOOD State  MA Zip/Postal Code  02062 CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title:  TREASURER Name  CHRIS BRODERICK Country  USA Address  101 S. LA BREA AVE City  LOS ANGELES State  CA Zip/Postal Code  90036     BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website:  www.nvsos.gov                 www.nvsilverflume.gov  Certificate of Reinstatement/Revival NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89      Reinstatement   Revival   This form must be accompanied by appropriate fees.  page1 of 4 Revised: 1/1/2019 Filed in the Office of Secretary of State State Of Nevada Business Number C30388-2003 Filing Number 20211259426 Filed On 02/25/2021 07:13:01 AM Number of Pages 4

CORPORATION, INDICATE THE DIRECTOR, OR EQUIVALENT OF: Title:  DIRECTOR Name  ROBERT MACHINIST Country  USA Address  101 S. LA BREA AVE City  LOS ANGELES State  CA Zip/Postal Code  90036 CORPORATION, INDICATE THE DIRECTOR, OR EQUIVALENT OF: Title:  DIRECTOR Name  DAN PAPPALARDO Country  USA Address  101 S. LA BREA AVE City  LOS ANGELES State  CA Zip/Postal Code  90036 CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title:  PRESIDENT Name  Robert Machinist Country  USA Address  1715 N Gower St City  Los Angeles State  CA Zip/Postal Code  90028 CORPORATION, INDICATE THE DIRECTOR, OR EQUIVALENT OF: Title:  DIRECTOR Name  Jeff Kurtz Country  USA Address  1715 N Gower St City  Los Angeles State  CA Zip/Postal Code  90028 CORPORATION, INDICATE THE DIRECTOR, OR EQUIVALENT OF: Title:  DIRECTOR Name  Dan Jankowski Country  USA Address  1715 N Gower St City  Los Angeles State  CA Zip/Postal Code  90028     BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website:  www.nvsos.gov                 www.nvsilverflume.gov  Certificate of Reinstatement/Revival NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89      Reinstatement   Revival   This form must be accompanied by appropriate fees.  page2 of 4 Revised: 1/1/2019

 6. Statement of Fact:  (Revivals only, select one. Entities under NRS 84 cannot revive)   Revival pursuant to 78.730 or 81.010: (check one)   The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments  thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of  Chapters 78 and/or 81. The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation. The undersigned declare that they are the person(s) who have been designated by a majority of  the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).     Revival pursuant to 80:    The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80.    The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification.   The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.     Revival pursuant to 82:   The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82.   This certificate must be executed by the President or Vice President AND Secretary or Assistant Secretary.   The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured:     BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website:  www.nvsos.gov                 www.nvsilverflume.gov  Certificate of Reinstatement/Revival NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89      Reinstatement   Revival   This form must be accompanied by appropriate fees.  page3 of 4 Revised: 1/1/2019

 6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)   Revival pursuant to 86.580:    The undersigned declare that the limited-liability company desires to revive its charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments  thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86.   The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the  written consent of a majority of the members.     Revival pursuant to 86:   The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467. The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.     Revival pursuant to 87, 87A, 88 or 88A: The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.     Revival pursuant to 89:    The undersigned declare that the professional association desires to revive its articles of association and  is, or has been, organized and carrying on the business authorized by its existing or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89. The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.  7. Signatures:  (Required) I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members. I declare, to the best of my knowledge under penalty of perjury, that the information  contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. X Michael Tenore Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer Title Secretary Date 02/24/2021 FORM WILL BE RETURNED IF UNSIGNED.     BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website:  www.nvsos.gov                 www.nvsilverflume.gov  Certificate of Reinstatement/Revival NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89      Reinstatement   Revival   This form must be accompanied by appropriate fees.  page4 of 4 Revised: 1/1/2019

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